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                                                          Exhibit 10(a)(4)



                                AMENDMENT NO. 3
                                       TO
                                CREDIT AGREEMENT


     AMENDMENT NO. 3, dated as of February 28, 2003 (this "Amendment"), to the Credit Agreement dated as of November 8, 2002 (as amended, restated, modified or otherwise supplemented, from time to time, the "Credit Agreement") by and among EDO CORPORATION, a New York corporation ("EDO"), AIL SYSTEMS INC., a Delaware corporation ("AIL"), jointly and severally, (EDO and AIL, each a "Company" and collectively the "Companies"), CITIBANK, N.A., as Administrative Agent and as a Lender, FLEET NATIONAL BANK, as Syndication Agent and as a Lender, WACHOVIA BANK, N.A., as Documentation Agent and as a Lender, and the other Lenders party thereto.

     WHEREAS, the Companies, the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions of this Amendment, to amend a certain provision of the Credit Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.      Amendment.
        ---------

        (a) The definition of the term "Consolidated Total Unsubordinated Liabilities" contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Consolidated Total Unsubordinated Liabilities" shall mean all items which, in accordance with Generally Accepted Accounting Principles applied on a consistent basis, would properly be classified as liabilities on the balance sheet of EDO and its Subsidiaries, other than Subordinated Debt (excluding the current portion thereof to the extent permitted to be paid hereunder), as of the date on which the amount of Consolidated Total Unsubordinated Liabilities is to be determined.

        (b) Subsection (vii) of the definition of the term "Permitted Acquisition" contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (vii) after giving affect to such acquisition, the aggregate purchase price and consideration for all Permitted Acquisitions during any consecutive twelve-month period that includes the month of February 2003 shall not exceed $101,300,000 and the aggregate purchase price and consideration for all Permitted Acquisitions during any other consecutive twelve-month period shall not exceed $60,000,000.

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     (c)       Section 7.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     (a) Consolidated Tangible Net Worth plus Subordinated Debt. Permit Consolidated Tangible Net Worth plus Consolidated Subordinated Debt at the last day of any fiscal quarter to be less than the amount set forth below opposite the applicable period in which the fiscal quarter occurs.

     Period                                                 Amount
     ------                                                 ------

     Closing Date through December 30, 2002                 $200,000,000

     December 31, 2002 through December 30, 2003            $175,000,000

     December 31, 2003 through December 30, 2004            $175,000,000

     December 31, 2004 and thereafter                       $185,000,000


     (d) Section 7.12(e) of the Credit Agreement is hereby amended to delete the ratio of "1.00:1.00" stated therein and to insert the ratio "1.25:1.00" in place thereof.

2.         Miscellaneous.
           -------------

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

Except as expressly amended hereby, or as may have been previously amended, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

The Companies, jointly and severally, hereby represent and warrant that (a) after giving effect to this Amendment, each of the representations and warranties of the Companies set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective when duly executed counterparts hereof which, when taken
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together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent.

This Amendment shall constitute a Loan Document.

THIS AMENDMENT SHALL GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.









                     [the next page is the signature page]
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     IN WITNESS WHEREOF, the Companies and the Administrative Agent, as
authorized on behalf of the Required Lenders, have signed and delivered this Amendment as of the date first written above.


                                         EDO CORPORATION


                                         By: /s/ F.B. BASSETT
                                            -------------------------------
                                            Name: F.B. Bassett
                                            Title: CFO


                                         AIL SYSTEMS INC.


                                         By: /s/ F.B. BASSETT
                                            -------------------------------
                                            Name: F.B. Bassett
                                            Title: CFO


                                         CITIBANK, N.A., as Administrative Agent


                                         By: /S/ JASON QUINN
                                            -------------------------------
                                            Name: Jason Quinn
                                            Title: Vice President
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                                 ACKNOWLEDGMENT

        Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of November 8, 2002 hereby acknowledges and agrees to the terms of the Amendment contained herein and confirms that its Guaranty is in full force and effect.

                                 AIL TECHNOLOGIES INC.

                                 AMERICAN NUCLEONICS CORPORATION

                                 DYNAMIC SYSTEMS, INC.

                                 EDO WESTERN CORPORATION

                                 EDO SPORTS INC.

                                 ASTRO OPTICS LABORATORY, INC.

                                 EDO INTERNATIONAL CORPORATION

                                 EDO ENERGY CORPORATION

                                 EDO AUTOMOTIVE NATURAL GAS INC.

                                 SPECIALTY PLASTICS, INC.

                                 EDO ACQUISITION II, INC.

                                 EDO RECONNAISSANCE AND
                                 SURVEILLANCE SYSTEMS, INC.

                                 M. TECHNOLOGIES, INC.

                                 EDO FOREIGN SALES CORPORATION


                                 By: /s/ F.B. BASSETT
                                    -------------------------------------------
                                 Name: F.B. Bassett
                                 Title: CFO, of each of the above-referenced
                                              companies